                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement                                                    [   ]    Confidential for use of the
[X ]     Definitive Proxy Statement                                                              Commission only (as permitted
[  ]     Definitive Additional Materials                                                         by Rule 14a-b(e)(2))
[  ]     Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                       SPECIALTY CHEMICAL RESOURCES, INC.
 ...............................................................................
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1)   Title of each class of securities to which transaction applies:

         ......................................................................

         2) Aggregate number of securities to which transaction applies:

         ......................................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ......................................................................

         4) Proposed maximum aggregate value of transaction:

         ......................................................................

         5)   Total fee Paid:

         ......................................................................

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

         ......................................................................

         2)   Form, Schedule or Registration Statement No.:

         ......................................................................

         3)   Filing Party:

         ......................................................................

         4)   Date Filed:
         ......................................................................

                       SPECIALTY CHEMICAL RESOURCES, INC.

                               9055 Freeway Drive
                              Macedonia, Ohio 44056

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 1998

                          ----------------------------

To Our Stockholders:

         The Annual Meeting (the "Annual Meeting") of Stockholders of Specialty Chemical Resources, Inc. (the "Company") will be held at the offices of Specialty Chemical Resources, Inc., 9055 Freeway Drive, Macedonia, Ohio 44056 on June 11, 1998 at 10:00 a.m. (Cleveland time) for the following purposes:

                  I. To elect seven Directors of the Company for the ensuing year;

                  II. To ratify the appointment of Grant Thornton as the independent accountants for the Company; and

                  III. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only stockholders of record as of the close of business on April 28, 1998 are entitled to notice of, and to vote at, the Annual Meeting.

                                        By Order of the Board of Directors

                                                  EDWIN M. ROTH
                                              Chairman of the Board

April 30, 1998

PLEASE DATE AND EXECUTE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       SPECIALTY CHEMICAL RESOURCES, INC.

                               9055 Freeway Drive
                              Macedonia, Ohio 44056

                          ----------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 11, 1998
                          ----------------------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders of Specialty Chemical Resources, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company from the holders of the Company's common stock, par value $.10 per share ("Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m., Cleveland time, on June 11, 1998 (the "Annual Meeting"), at the offices of Specialty Chemical Resources, Inc., 9055 Freeway Drive, Macedonia, Ohio 44056.

         Stockholders of record as of the close of business on April 28, 1998 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. On that date there were outstanding 3,947,762 shares of Common Stock. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. The Company has no other class of voting securities outstanding.

         Shares of Common Stock cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. When proxies in the accompanying form are returned, properly executed, the shares represented thereby will be voted as specified on such proxies. All votes represented by the enclosed proxy will be cast (i) for the seven nominees named herein, unless authorization to do so is withheld by a stockholder, and (ii) in the manner specified by a stockholder with respect to the proposal to ratify the appointment of Grant Thornton as the independent accountants for the Company, except that in the absence of such specification, the votes will be cast "FOR" such proposal. Any stockholder giving a proxy has the right to revoke it at any time prior to its exercise, either by delivering a notice in writing to the Secretary of the Company or by voting in person at the Annual Meeting.

         At the Annual Meeting, the results of stockholder voting will be tabulated by the inspector of elections appointed for the Annual Meeting. Under Delaware law and the Company's Restated Certificate of Incorporation and By-laws, properly executed proxies that are (i) marked "abstain" or (ii) held in "street name" by brokers and that are not voted on one or more particular proposals (if otherwise voted on at least one proposal), will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting. Abstentions will have the same effect as a vote against the proposal to which such abstention applies. Broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such broker non-votes apply.

         The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to stockholders is April 30, 1998.

                            I. ELECTION OF DIRECTORS

         At the Annual Meeting, seven Directors are to be elected for the ensuing year to hold office until the next Annual Meeting and until their successors shall have been elected and shall have qualified. Pursuant to the Company's By-laws, provided that a quorum is present, Directors are elected by a majority of the votes cast in the election. Unless otherwise specified, the shares represented by the enclosed proxy will be voted "FOR" the election of the seven nominees named below. In the event that any nominee refuses or is unable to serve as a Director (which is not now anticipated), the persons named as proxies reserve full discretion to vote for such other person as may be nominated.

             INFORMATION AS TO THE NOMINEES, THE BOARD OF DIRECTORS
                    AND THE EXECUTIVE OFFICERS OF THE COMPANY

         Set forth below is information about each nominee for election as a Director and each executive officer of the Company (based on information supplied by him), including his name, age, positions with the Company (other than as a Director) and principal occupations during the past five years.

       Name, Age and Positions
           With the Company
         Other than Director                                Occupation and Other Information
       -----------------------                              --------------------------------
NOMINEES
Edwin M. Roth, 70                       Mr. Roth has been a Director and Chairman of the Board of
 Chairman of the Board                  Directors of the Company since its formation in June 1982.
  of Directors and Chief                Mr. Roth was President of the Company from June 1982
  Executive Officer                     until June 1997.  Mr. Roth was Chief Executive Officer of
                                        Aerosol Systems, Inc. ("ASI"), a former subsidiary of the
                                        Company acquired effective December 31, 1988 and
                                        merged into the Company effective December 30, 1992,
                                        from January 1989 until December 1992.  Mr. Roth is the
                                        father of Corey B. Roth, a Director and executive officer of the Company.

       Name, Age and Positions
           With the Company
         Other than Director                                Occupation and Other Information
       -----------------------                              --------------------------------
Corey B. Roth, 40                       Mr. Roth has been President and Chief Operating Officer of
  President and Chief Operating         the Company since June 1997, and a Director since October
  Officer                               1984.  Mr. Roth served as Treasurer and Assistant Secretary from June 1992 until June 1997.  Mr. Roth served as a Vice
                                        President from June 1982 until June 1997.  Mr. Roth served as Secretary from October 1984 until June 1992 and
                                        Treasurer from November 1987 until January 1990.  Mr.
                                        Roth was Vice President of Administration of ASI from
                                        April 1989 until December 1992.  Mr. Roth is the son of
                                        Edwin M. Roth.

George N. Aronoff, 64                   Mr. Aronoff has been a Director of the Company since May
  Secretary                             1989 and Secretary since June 1992.  Mr. Aronoff was also
                                        a Director of the Company from February 1982 until
                                        September 1984. Mr. Aronoff has been a partner in the
                                        Cleveland law firm of Benesch, Friedlander, Coplan &
                                        Aronoff LLP, counsel to the Company, for more than the past five years.

Geoffrey J. Colvin, 46                  Mr. Colvin has been a Director of the Company since
                                        August 1996.  For more than the past five years,
                                        Mr. Colvin has been a partner of CEW Partners, a private
                                        investment partnership.

Terence J. Conklin, 41                  Mr. Conklin has been a Director of the Company since
                                        August 1996. For more than the past five years,
                                        Mr. Conklin has been President of Trust Investments, Inc., which acts as the family office and private investment
                                        company to the Martin Trust family.

Victor Gelb, 71                         Mr. Gelb has been a Director of the Company since May
                                        1989.  Mr. Gelb is President and Chief Executive Officer of
                                        Victor Gelb Inc., a manufacturer of reinforcement fibers, a position which he has held for more than five years.  Mr.
                                        Gelb is also a Director of Pioneer Standard Electronics, Inc.

Lionel N. Sterling, 60                  Mr. Sterling has been a Director of the Company since May
                                        1989. Mr. Sterling was also a Director of the Company
                                        from February 1982 until September 1984.  Since January
                                        1987, Mr. Sterling has been President of Equity Resources
                                        Inc., a private investment company.  Mr. Sterling is also a
                                        Director of i-Stat Corporation.

       Name, Age and Positions
           With the Company
         Other than Director                                Occupation and Other Information
       -----------------------                              --------------------------------
EXECUTIVE OFFICER
David F. Spink, 47                      Mr. Spink has been Vice President and Chief Financial
 Vice President,                        Officer of the Company since June 1997.  From January
 Chief Financial Officer                1996 until June 1996, Mr. Spink was Vice President and
 and Treasurer                          from June 1996 to June 1997 was Chief Financial Officer
                                        of Aerosol Systems, a Division of the Company.  From
                                        November 1994 until January 1996, Mr. Spink was a self-
                                        employed Strategic Planning and Financial Consultant.
                                        From 1993 until 1994, Mr. Spink was Director of Planning
                                        and Analysis for B.F. Goodrich and from 1992 until 1993
                                        was Controller, Research Division for B.F. Goodrich.  For
                                        the fifteen years prior to 1992, Mr. Spink worked for B.F.
                                        Goodrich in a progression of financial/analytical positions.

         Under an Agreement dated August 30, 1996 (the "Voting Agreement") among CEW Partners, Martin Trust, Edwin M. Roth and Corey B. Roth, Edwin M. Roth and Corey B. Roth agreed, among other things, to vote their shares of Common Stock for the election of Messrs. Colvin and Conklin as Directors of the Company. Mr. Colvin is a principal of CEW Partners, a 5% beneficial owner of the Company's Common Stock. Mr. Conklin is President of Trust Investments, Inc., which acts as the family office and private investment company to Martin Trust, a 5% beneficial owner of the Company's Common Stock.

         The Board of Directors held seven meetings during the fiscal year ended December 31, 1997 and took action by unanimous written consent on one occasion. All of the Directors were present at all of the meetings. The Board of Directors has an Audit Committee, a Nominating Committee, and a Stock Option and Compensation Committee. The general functions of such Board committees, the identity of each committee member and the number of committee meetings held by each committee during the last fiscal year are set forth below.

         The Audit Committee acts as a liaison between the Company's independent auditors and the Board of Directors, reviews the scope of the annual audit, reviews the Company's annual and quarterly financial statements and reviews the sufficiency of the Company's internal accounting controls. The Audit Committee consists of Geoffrey J. Colvin, Victor Gelb and Lionel N. Sterling. The Audit Committee held two meetings during the fiscal year ended December 31, 1997. Each of the members of the Audit Committee attended the meetings.

         The Nominating Committee is responsible for making recommendations to the Board of Directors with respect to the organization and size of the Board and its committees, for selecting candidates for election to the Board of Directors and its committees and for considering the qualifications of Directors. There is no established procedure for submission of nominations by stockholders. The Nominating Committee consists of George N. Aronoff, Corey B. Roth and Edwin M. Roth. The Nominating Committee held two meetings during the fiscal year ended December 31, 1997. Each of the members of the Nominating Committee attended the meetings.

         The Stock Option and Compensation Committee is responsible for the approval of grants of options under the Company's stock option plan for officers and key employees of and consultants to the Company and makes recommendations regarding the compensation of officers and key employees of the Company. The Stock Option and Compensation Committee consists of George N. Aronoff (except with respect to stock option matters), Terence J. Conklin and Victor Gelb. The Stock Option and Compensation Committee held two meetings during the fiscal year ended December 31, 1997. Each of the members of the Stock Option and Compensation Committee attended the meetings.

DIRECTOR REMUNERATION

         Directors who are not employed by the Company received in 1997 an annual fee of $16,000, reimbursement for travel expenses, a fee of $500 for each Board meeting attended and a fee of $500 for each meeting of a committee of the Board attended that was not held on the same day as a Board meeting.

         During fiscal 1997, the Company retained the law firm of Benesch, Friedlander, Coplan & Aronoff LLP as counsel to the Company. Mr. Aronoff, a Director of the Company, is a partner with this law firm. The Company plans to retain this firm during the coming year.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         The Company is required to identify any director or executive officer who failed to file, on a timely basis, with the Securities and Exchange Commission (the "Commission") a required report relating to ownership and changes in ownership of the Company's equity securities. Based on material provided to the Company, it believes that during 1997, the Directors and executive officers of the Company complied with all such filing requirements.

                             COMMON STOCK OWNERSHIP

         The following table sets forth, as of March 31, 1998, based on information provided to the Company by the persons named in the table, the number of shares of Common Stock owned by each Director, each executive officer and by the Directors and executive officers of the Company as a group, and the persons or groups of persons known to the Company to be the beneficial owners of more than 5% of the Common Stock of the Company.

Name, and Address if applicable, of                               Amount and Nature of           Percentage
       Beneficial Owner                                          Beneficial Ownership(1)          Ownership
-----------------------------------                              ----------------------          ----------
Edwin M. Roth                                                      759,105(2)(3)(4)                18.85%
  Specialty Chemical Resources, Inc.
  9100 Valley View Road
  Macedonia, Ohio  44056

Corey B. Roth                                                      154,230(2)(3)(4)                 3.86%

John H. Ehlert(5)                                                   53,333(3)(4)                    1.34%

David F. Spink                                                      22,500(3)(4)                      *

George N. Aronoff                                                   37,824(3)                         *

Victor Gelb                                                         19,464(3)                         *

Geoffrey J. Colvin                                                 235,453(3)(4)(7)                 5.96%

Terence J. Conklin                                                   4,500(3)(4)                      *

Lionel N. Sterling                                                  30,107                          1.24%

All Directors and officers as a group                            2,123,994(3)(4)                   26.13%
  (nine individuals)(5)

CEW Partners(6)                                                    232,953(4)                       5.90%
  30 Rockefeller Plaza
  Suite 2500
  New York, New York 10020

Martin Trust(6)                                                    232,953(4)                       5.90%
  c/o Trust Investments, Inc.
  52 Stiles Road
  Salem, New Hampshire  03079

Pioneering Management Corporation (6)                              387,000                          9.80%
  60 State Street
  Boston, Massachusetts 02109

Dimensional Fund Advisors Inc.(6)                                  217,600(8)                       5.51%
  1299 Ocean Avenue
  Eleventh Floor
  Santa Monica, California 90401

---------------------------


* Less than one percent.

(1) Except as otherwise indicated, the persons listed as beneficial owners of the shares of Common Stock have sole voting and investment power with respect to those shares.

(2) Includes 6,250 shares of Common Stock owned by the Edwin M. Roth Family Foundation, Inc., a not-for-profit Ohio corporation. Edwin M. Roth and Corey B. Roth are both officers and trustees of such foundation and have shared voting and investment power with respect to the shares of Common Stock owned by such foundation.

(3) Includes the following number of shares of Common Stock which such persons have or had within 60 days after March 31, 1998 the right to acquire upon the exercise of options: Mr. Edwin M. Roth, 78,333; Mr. Corey B. Roth, 46,667; Mr. Ehlert, 38,333; Mr. Spink, 15,000; Mr.
         Aronoff, 19,107; Mr. Gelb 19,107; Mr. Sterling, 19,107; Mr. Colvin, 2,500; Mr. Conklin, 2,500; and all current officers and Directors as a group, 240,654.

(4) Excludes shares of Common Stock issuable upon conversion of the Company's 6% Convertible Subordinated Notes due 2006 (the "Convertible Notes"), which are not convertible until December 31, 2001 unless there is a change of control of the Company in which case the Convertible Notes would be convertible upon the occurrence of a change of control. If such Convertible Notes were currently convertible, then each of the following would be entitled to receive the following number of shares of Common Stock: Mr. Edwin M. Roth, 752,637; Mr. Corey B. Roth, 106,005; Mr. Spink, 141,340; Mr. Sterling, 21,342; Mr. Conklin,
         53,003; Martin Trust, 864,297; and CEW Partners, 864,297. The shares issuable upon conversion of the Convertible Notes owned by CEW Partners may be attributable to Mr. Colvin by virtue of the fact that Mr. Colvin is a partner of the General Partner of CEW Partners. Mr. Colvin disclaims beneficial ownership of such shares.

(5) Mr. Ehlert resigned as an Executive Officer of the Company on February 3, 1998.

(6) All information contained in this table regarding the identified beneficial owner and its security ownership, including related footnotes, is based solely on the Schedule 13D or Schedule 13G filing made by such beneficial owner as of the date of such filing.

(7) Includes 232,953 shares of Common Stock held by CEW Partners of which Mr. Colvin is a partner of the General Partner. Mr. Colvin disclaims beneficial ownership of these shares.

(8) Dimensional Fund Advisors Inc. has sole voting power over 155,000 shares and sole investment power over 217,600 shares. Certain officers of Dimensional Fund Advisors Inc. also serve as officers of DFA Investment Dimensions Group Inc. (the "Fund") and The DFA Investment Trust Company (the "Trust"). In their capacities as officers of the Fund and the Trust, these persons vote 38,100 additional shares which are owned by the Fund and 24,500 shares which are owned by the Trust. These shares are included in the number of shares over which Dimensional Fund Advisors Inc. has sole investment power.

---------------------------


         In September 1996, the Company issued $4,000,000 original principal amount of 6% Convertible Subordinated Notes due 2006 (the "Convertible Notes") in a rights offering to its stockholders. In connection with the rights offering, CEW Partners, Martin Trust, Edwin M. Roth and Corey B. Roth acquired Convertible Notes. If the Convertible Notes acquired by CEW Partners, Martin

Trust, Edwin M. Roth and Corey B. Roth were currently convertible the aggregate number of shares issuable upon conversion would be 2,587,236. On a fully diluted basis, Edwin M. Roth, Corey B. Roth, Martin Trust and CEW Partners have a controlling interest in the Company. In connection with the rights offering, CEW Partners, Martin Trust, Edwin M. Roth and Corey B. Roth (Messrs. Roth collectively being referred to as the "Roths") entered into the Voting Agreement that provides, among other things, that neither CEW Partners nor Martin Trust, on the one hand, and neither of the Roths, on the other hand, may sell their shares of Common Stock of the Company or such Notes that they own without extending to the others the right to purchase such shares and Notes on the same terms as those being offered by a third party. Notwithstanding the foregoing, CEW Partners and Martin Trust may make a disposition pursuant to (i) a tender or exchange offer by a person other than CEW Partners and Martin Trust or their respective affiliates if such person has been approved by the Roths,
(ii) a brokers' transaction meeting certain volume limitations, (iii) a bona fide pledge of shares to a major brokerage firm or financial institution or an affiliate thereof not affiliated with it for money borrowed, (iv) a transaction involving the Company, or (v) a transaction involving any one of their affiliates or a tax-exempt charitable institution, provided that any such transferee must agree to be bound by the terms of the Voting Agreement. The Voting Agreement expires on the earliest of (i) March 31, 2000, (ii) Edwin M. Roth no longer being the Chief Executive Officer of the Company, or (iii) the mutual agreement of the parties.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth the compensation paid to or deferred for the executive officers of the Company at December 31, 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM COMPENSATION
                                                                                           --------------------------------
                                                      ANNUAL COMPENSATION                     AWARDS           PAYOUTS
                                           ----------------------------------------   ----------------------   -------
    NAME AND                                                           OTHER ANNUAL   RESTRICTED   OPTIONS/      LTIP    ALL OTHER
    PRINCIPAL                              SALARY            BONUS     COMPENSATION     STOCK        SARS      PAYOUTS COMPENSATION
    POSITION             YEAR               ($0)              (5)           ($)        AWARD(S)     (#)(2)       ($)      ($) (3)
---------------        -------            ----------       ----------  -------------  ----------------------   ------- ------------
Edwin M. Roth,           1997              $295,000                0          0            0       75,000          0          0
   Chairman              1996              $275,000          $35,000          0            0            0          0          0
                         1995              $275,000                0          0            0       50,000          0          0


Corey B. Roth,           1997              $215,000                0          0            0       50,000          0          0
   President & Chief     1996              $195,000          $25,000          0            0            0          0      6,738
   Operating Officer     1995              $195,000                0          0            0       30,000          0      6,738

John H. Ehlert,          1997              $205,000                0          0            0       25,000          0          0
  Vice President (4)     1996              $185,000          $25,000          0            0            0          0          0
                         1995              $185,000                0          0       15,000(4)    30,000          0      9,181

David Spink              1997              $125,000                0          0            0       25,000          0          0
 Vice President          1996              $ 76,120          $25,000          0            0       10,000          0          0
  & Treasurer            1995(1)                ---              ---        ---          ---         ----        ---        ---


---------------------------

(1)      Mr. Spink became an executive officer of the Company in June, 1996.

(2)      There were no SAR grants by the Company in 1995, 1996 or 1997.

(3) Represents the dollar value of term life insurance premiums paid during each fiscal year by the Company for the benefit of Messrs. Corey Roth and Ehlert.

(4) Mr. Ehlert resigned as an Executive Officer of the Company on February 3, 1998. On July 25, 1995, the Company granted Mr. Ehlert a restricted stock award of 15,000 shares of Common Stock. The market value of such shares was $58,125 on the date of the grant. Mr. Ehlert has all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive dividends with respect to the shares.

(5) Bonuses were paid in fiscal 1997 but were granted for services performed in fiscal 1996.

OPTION AND SAR GRANTS

         The following table summarizes options granted in the last fiscal year to the executive officers of the Company and potential realizable value of the options assuming a 5% and 10% annually compounded stock price appreciation. There were no SAR grants by the Company in 1997.

                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                           POTENTIAL REALIZABLE
                                                                                                             VALUE AT ASSUMED
                                                                                                              ANNUAL RATES OF
                                                                                                                STOCK PRICE
                                                                                                             APPRECIATION FOR
                                       INDIVIDUAL GRANTS                                                        OPTION TERM
-----------------------------------------------------------------------------------------------        ------------------------
                         NUMBER OF
                        SECURITIES           PERCENT OF
                        UNDERLYING             TOTAL
                         OPTIONS/           OPTIONS/SARS          EXERCISE
                           SARS              GRANTED TO              OR
                          GRANTED           EMPLOYEES IN         BASE PRICE         EXPIRATION             5%             10%
      NAME                (#)(1)            FISCAL YEAR            ($/SH)              DATE                ($)             ($)
-----------------       -----------         ------------         ----------         ----------          -------         --------
Edwin M. Roth             75,000               29.8%               $1.75             3/12/02            $36,263         $80,129
Corey B. Roth             50,000               19.8%               $1.75             3/12/02            $24,175         $53,420
John H. Ehlert(2)         25,000                9.9%               $1.75             3/12/02            $12,088         $26,711
David F. Spink            25,000                9.9%               $1.75             3/12/02            $12,088         $26,711

(1) Options are exercisable as to one-third of the shares covered on each of the first, second and third anniversaries of the date of grant and the term of each option grant is five years.

(2) Mr. Ehlert resigned as an Executive Officer of the Company on February 3, 1998.

OPTION AND SAR EXERCISES

         The following table summarizes the exercise of options for the Company's Common Stock by the executive officers of the Company during the last fiscal year and the year-end balances of exercisable and unexercisable options of the executive officers. The Company has no outstanding SARs.

                                     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                                                FISCAL YEAR-END OPTION/SAR VALUES

                                                                                NUMBER OF              VALUE OF UNEXERCISED
                                                                         UNEXERCISED OPTIONS/SARS      IN-THE-MONEY OPTIONS/
                           SHARES ACQUIRED             VALUE                AT FISCAL YEAR-END         SARS AT FISCAL YEAR-
                             ON EXERCISE              REALIZED                     (#)                        END ($)
      NAME                       (#)                    ($)             EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
--------------------      ------------------       -------------        -------------------------     -------------------------
Edwin M. Roth                     0                      $0                83,333/175,000                      $0/$0
Corey B. Roth                     0                      $0                45,000/105,000                      $0/$0
John H. Ehlert (1)                0                      $0                 40,000/75,000                      $0/$0
David F. Spink                    0                      $0                 3,333/35,000                       $0/$0


(1) Mr. Ehlert resigned as an Executive Officer of the Company on February 3, 1998.

REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The 1997 compensation of Mr. Edwin M. Roth and the other executive officers of the Company was recommended to the Board of Directors by the Stock Option and Compensation Committee (the "Committee") which is composed of three non-employee Directors. The Committee is responsible for approval (or recommendation to the Board of Directors) of the compensation arrangements for senior management, Directors and other key employees; review of benefit plans in which officers and Directors are eligible to participate; periodic review of the equity compensation plans of the Company and grants under such plans; and oversight of management development to insure continuity of senior management.

         While the Company does not have specific annual goals for each executive officer upon which to base compensation decisions, the Committee believes that there should be a strong correlation between executive compensation and compensation paid by comparable companies as well as overall Company performance, both to reward outstanding executive effort and to encourage it in the future. In this way maximum stockholder return can be expected. The Company presently uses a flexible array of salary, bonus and stock option plans to compensate and motivate its executive officers. The nature and manner of application of these various compensation tools for executive officers is determined subjectively by the Board of Directors upon the recommendation of the Committee.

         In 1997, as in prior years, the Company strived to provide an overall compensation package for each executive officer that fairly reflected that officer's contribution in relation to overall Company performance and that would motivate that officer to improve such performance in the future. The bases used to determine Mr. Edwin M. Roth's compensation were the same as those for the other executive officers of the Company. Base salary and bonus compensation were determined subjectively upon consideration of compensation history, expected individual contribution and the Committee's belief that Mr. Roth's base salary is in line with executive compensation paid by comparable companies. There were no bonuses declared for Mr. Edwin M. Roth or any of the other executive officers for services performed in 1997. The Committee awards stock options as incentives to keep valuable executives, to motivate them, to contribute to improvements in the stock performance of the Company and to encourage and create ownership and retention of the Company's stock. In March 1997, the Board of Directors amended the Company's stock option plan to provide that awards granted under the plan terminate on the second anniversary of the date of the grant if the average of the fair market value (as defined in the plan) of the Company's Common Stock on such anniversary date does not equal or exceed the option price on the date of grant. The Committee awarded options to purchase 75,000 shares of Common Stock to Edwin M. Roth and options to purchase 100,000 shares of Common Stock in the aggregate to the other executive officers in March, 1997.

COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public corporation for compensation over $1 million paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the cap if certain requirements are met. The Committee and the Board of Directors intend to structure the compensation of its executive officers in a manner that should insure that the Company does not lose any tax deductions because of the $1 million compensation limit. The Committee does not expect that this cap will cause the Company to lose any tax deductions in the foreseeable future. The Company's salaries for its highest paid executives, when added to annual bonus awards, do not approach $1 million.

                     Stock Option and Compensation Committee

                                 Victor Gelb
                                 Terence Conklin
                                 George N. Aronoff

PERFORMANCE GRAPH

         The following graph compares the performance of the Common Stock ("CHM") to the Value Line Chemical Specialty Industry Index ("Industry Group") and the Russell 2000 Index ("Russell 2000") for the period commencing December 31, 1992, the last trading day before the beginning of the Company's fifth preceding fiscal year, and ending December 31, 1997. The results assume that $100 was invested on December 31, 1992 in CHM, Industry Group and Russell 2000 and that, in the case of Industry Group and Russell 2000, dividends have been reinvested. No dividends were paid on the Common Stock during this period.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

                        CHM, INDUSTRY GROUP, RUSSELL 2000


CHM                      100.00        114.58         50.00          33.33          25.00     17.71
Russell 2000 Index       100.00        118.91        116.55         149.70         174.30    213.00
Chemical (Specialty)     100.00        115.74        121.11         155.90         186.62    231.62



Notes:

(1) CHM data for the period ended December 31, 1992 and thereafter reflects the closing price of the Common Stock as reported in the AMEX - Composite Transactions.

                          TRANSACTIONS WITH MANAGEMENT

         In October 1995, Mr. Edwin Roth purchased 3,500 shares of Cumulative Convertible Preferred Stock at a price per share equal to $100, for an aggregate purchase price of $350,000. On October 16, 1996, the Company issued $4,000,000 original principal amount of 6% Convertible Subordinated Notes due 2006 in a rights offering to its stockholders, $350,000 of which was used to repurchase, for the original purchase price, such shares of the Company's Cumulative Convertible Preferred Stock.

                       II. INDEPENDENT PUBLIC ACCOUNTANTS

         The public accounting firm of Grant Thornton was the Company's independent public accountants for fiscal 1997 and has been appointed, subject to stockholder ratification at the Annual Meeting, to continue in such capacity for the current fiscal year. A representative of Grant Thornton is expected to be present at the Annual Meeting and will have an opportunity to respond to appropriate questions and make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON AS THE INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

                                  OTHER MATTERS

         All expenses of the Company in connection with this solicitation will be borne by the Company. Solicitation will be made principally by mail, but officers and regular employees may solicit proxies by telephone or personal contact with nominal expense to the Company. The Company will request brokers and other nominees who hold Common Stock in their names to solicit proxies from the beneficial owners and will pay the standard charges and expenses associated therewith.

         In order for a stockholder proposal to be included in next year's proxy statement for presentation at next year's meeting, it must be received by the Secretary of the Company at its principal executive offices, 9055 Freeway Drive, Macedonia, Ohio 44056, not later than January 1, 1999.

         Management of the Company knows of no other matter that may come before the Annual Meeting. If other matters properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the best judgment of the person voting the proxies.

                                             By Order of the Board of Directors

                                             EDWIN M. ROTH
                                             Chairman of the Board

Cleveland, Ohio
April 30, 1998

 SPECIALTY CHEMICAL RESOURCES, INC.
 9055 Freeway Drive
 Macedonia, Ohio 44056
                                          THIS PROXY IS SOLICITED ON
                                                    BEHALF
                                           OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Edwin M. Roth and Corey B. Roth, or either of them, proxies of the undersigned with full power of substitution, to vote for the undersigned at the Annual Meeting of Stockholders to be held on June 11, 1998, at 10:00 a.m. (Cleveland time), at the offices of Specialty Chemical Resources, Inc., 9055
 Freeway Drive, Macedonia, Ohio 44056, or at any adjournment(s) or postponement(s) thereof, as follows:

 I. Election of directors

    [ ] FOR the seven nominees listed below         [ ] WITHHOLD AUTHORITY
        (except as marked to the contrary below)        to vote for the
                                                        nominees listed below

      EDWIN M. ROTH, COREY B. ROTH, GEORGE N. ARONOFF, GEOFFREY J.
      COLVIN, TERENCE J. CONKLIN, VICTOR GELB, LIONEL N. STERLING

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

 ____________________________________________________________________________

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SEVEN NOMINEES LISTED ABOVE.

 II. Ratification of the appointment of Grant Thornton as the independent accountants for Specialty Chemical Resources, Inc.

                              [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER II.


 III. In their discretion on all other matters that may properly come before the meeting.

                                        (Continued on the reverse side)

------------------------------------------------------------------------------

 (Continued from other side)

 THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
 DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
 MADE, THIS PROXY WILL BE VOTED FOR THE SEVEN NOMINEES LISTED ABOVE AND
 FOR PROPOSAL II.

 PLEASE DATE, SIGN EXACTLY AS NAME APPEARS BELOW, AND RETURN THIS PROXY
 IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                                           Dated: ______________ , 1998

                                           ____________________________
                                           Signature

                                           ____________________________
                                           Signature, if held jointly

                                           (If signing as attorney,
                                           administrator, executor,
                                           trustee, guardian, etc.,
                                           please add your title as
                                           such.)

                                           No additional postage need
                                           be affixed to the enclosed
                                           envelope if mailed in the
                                           United States. Your prompt
                                           attention will be of
                                           assistance.
